UNITED STATES
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 ILLUMINA, INC.

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ROCHE HOLDING LTD

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January 27, 2012

Roche Offer to Acquire Illumina: Memo to Global Sales Teams

Background: This memo provides you with guidance on the questions you may have regarding the announcement made by Roche in the press release issued January 25.

Key Points:

•
Roche has made an offer to acquire all outstanding shares of Illumina. No deal has been made and there is no guarantee that a deal will be completed.  Roche and Illumina continue to operate as separate companies.

•
After we familiarize ourselves with this news, it is critical that we return to “business as usual” mode.  The best response is for us to focus on executing our current plans, with confidence in our commitment to the business, the quality of our solutions and in our ability to achieve our results in 2012.

•
Roche is in the midst of an important transaction process which demands a great deal of discretion and leadership. We ask that you do not offer commentary externally in regards to your assessment of this potential acquisition and how it can affect Roche’s position.

Do:
•	Continue with business as usual - focus on our current plans and on achieving our 2012 goals.
•	Exemplify leadership - act with discretion by not speculating externally.
•	Act with confidence in the solutions we offer and in our future - we are Roche.
•	Carry our message- continue to represent our technology just as you did before, including our competitive positioning.

Don’t:
•	Do not offer public commentary on the offer to acquire Illumina, Inc.
•	Do not lose confidence in the benefits our current portfolio brings to researchers.
•	Do not modify how you position our solutions relative to Illumina’s.

FAQs
Q: What should I tell my customers?

A: First do not bring this up proactively. If asked, simply state that very little is known at this early stage. Below are the statements you can make:

•	Through this acquisition we want to provide our customers with a complete portfolio in the areas of genetics/genomics research and diagnostic tools, providing solutions for a wide range of needs.
•	We will honor all contracts in place before the transaction and will continue to offer the same high-quality service and products to Roche Applied Science customers.
•	The relationship with our customers will be strengthened by this transaction. We will keep our customers informed of any developments affecting them.

Q: What should I say to customers who question why they should invest in Roche Applied Science products (i.e. 454 Sequencing Systems, NimbleGen Microarrays, LightCycler Systems) when Roche is actively trying to acquire Illumina’s technologies?

A: Do not modify how you position our solutions relative to Illumina’s.  As stated in many of our existing marketing materials, we believe that Roche long read and Illumina short read sequencing technologies are complementary, each with its strengths, depending on the application area.  For example in de novo sequencing, the hybrid 454/Illumina approach is widely accepted within the research community.  For microarrays and qPCR systems, also continue with business as usual, and do not modify how you position our solutions relative to Illumina’s.

Q: Does this mean that Roche is abandoning its existing Roche Applied Science business?

A: Through this acquisition we aim to strengthen our Applied Science business. The technologies of the two companies are complementary. We want to provide our customers with a complete portfolio in the areas of genetics/genomics research and diagnostic tools, providing solutions for a wide range of needs. We will honor all contracts in place before the transaction and will continue to offer the same high-quality service and products to Roche Applied Science customers.

For our sequencing business, we continue to invest in our current platforms and are excited to soon announce a number of coming improvements to 454 Life Sciences’ systems.

Q: What should I say to customers who own a GS system and are thinking of adding a MiSeq or PGM.  How can we maximize our opportunity?

A: Do not modify how you position our solutions relative to Illumina’s. Roche and Illumina continue to operate as separate businesses. If and when an acquisition deal is finalized, you will receive additional information on how to sell an expanded Roche Applied Science offering.

Q: What do I do if I receive a media inquiry?

A: Please send all media inquiries to: alexander.klauser@roche.com (EMEA and ROW) or teeter.geoffrey@gene.com (US).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

THESE MATERIALS CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY WORDS SUCH AS “BELIEVES”, “EXPECTS”, “ANTICIPATES”,  “PROJECTS”, “INTENDS”, “SHOULD”, “SEEKS”, “ESTIMATES”, “FUTURE” OR SIMILAR EXPRESSIONS OR BY DISCUSSION OF, AMONG OTHER THINGS, STRATEGY, GOALS, PLANS OR INTENTIONS. VARIOUS FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY IN THE FUTURE FROM THOSE REFLECTED IN FORWARD-LOOKING STATEMENTS CONTAINED IN THIS DOCUMENT, AMONG OTHERS: (1) ECONOMIC AND CURRENCY CONDITIONS; (2) COMPETITIVE AND TECHNOLOGICAL FACTORS; AND (3) RISKS AND UNCERTAINTIES RELATING TO THE PROPOSED TRANSACTION.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THESE MATERIALS ARE FOR INFORMATIONAL PURPOSES ONLY AND DO NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL ILLUMINA COMMON STOCK. THE TENDER OFFER IS BEING MADE PURSUANT TO A TENDER OFFER STATEMENT ON SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER RELATED TENDER OFFER MATERIALS) FILED BY ROCHE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON JANUARY 27, 2012. THESE MATERIALS, AS THEY MAY BE AMENDED FROM TIME TO TIME, CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER, THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS AND OTHER DOCUMENTS FILED BY ROCHE WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE OFFER TO PURCHASE AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE BY CONTACTING THE INFORMATION AGENT FOR THE TENDER OFFER, MACKENZIE PARTNERS, AT (212) 929-5500 OR (800) 322-2885 (TOLL-FREE)

ROCHE WILL BE FILING A PROXY STATEMENT ON SCHEDULE 14A AND OTHER RELEVANT DOCUMENTS WITH THE SEC IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE 2012 ANNUAL MEETING OF ILLUMINA (THE “PROXY STATEMENT"). PROMPTLY AFTER FILING A DEFINITIVE PROXY STATEMENT WITH THE SEC, ROCHE WILL MAIL THE PROXY STATEMENT AND A PROXY CARD TO EACH ILLUMINA STOCKHOLDER ENTITLED TO VOTE AT THE 2012 ANNUAL MEETING. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY ROCHE WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED (WHEN AVAILABLE) FOR FREE BY CONTACTING THE INFORMATION AGENT FOR THE TENDER OFFER, MACKENZIE PARTNERS, AT (212) 929-5500 OR (800) 322-2885 (TOLL-FREE).

ROCHE HOLDING LTD, CKH ACQUISITION CORPORATION AND THE INDIVIDUALS NOMINATED BY CKH ACQUISITION CORPORATION FOR ELECTION TO ILLUMINA’S BOARD OF DIRECTORS (THE “ROCHE NOMINEES") MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ILLUMINA STOCKHOLDERS FOR USE AT THE 2012 ANNUAL MEETING OF STOCKHOLDERS, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE HOLDING LTD AND CKH ACQUISITION CORPORATION WHO MAY BE PARTICIPANTS IN THE SOLICITATION OF PROXIES HAVE NOT BEEN DETERMINED AS OF THE DATE OF THESE MATERIALS.

NO ADDITIONAL COMPENSATION WILL BE PAID TO SUCH DIRECTORS AND EXECUTIVE OFFICERS FOR SUCH SERVICES. INVESTORS AND SECURITY HOLDERS CAN OBTAIN ADDITIONAL INFORMATION REGARDING THE DIRECT AND INDIRECT INTERESTS OF THE ROCHE NOMINEES AND OTHER PARTICIPANTS BY READING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.